EXHIBIT 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

2 July 2025

RECOMMENDED FINAL* CASH ACQUISITION
of
H&T GROUP PLC
by
CHESS BIDCO LIMITED
(an indirect wholly-owned subsidiary of FirstCash Holdings, Inc.)
to be implemented by means of a scheme of arrangement under
Part 26 of the Companies Act 2006

Results of Court Meeting and General Meeting

On 14 May 2025, the boards of directors of Chess Bidco Limited (“Bidco”) and H&T Group plc (“H&T”) announced that they had reached agreement on the terms of a recommended final* cash acquisition, pursuant to which Bidco, a newly-formed indirect wholly-owned subsidiary of FirstCash Holdings, Inc. (“FirstCash”), will acquire the entire issued and to be issued share capital of H&T. The Acquisition is being implemented by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”).

The circular in relation to the Scheme, including the notices convening the Court Meeting and the General Meeting in connection with the Acquisition, was published on 4 June 2025 (the “Scheme Document”). Capitalised terms defined in the Scheme Document have the same meanings in this announcement.

The H&T Board is pleased to announce that, at the Court Meeting and the General Meeting held earlier today to consider the resolutions relating to the Acquisition, all resolutions proposed (details of which are set out in the notices of the Court Meeting and the General Meeting contained in Parts IX and X of the Scheme Document) were passed by the requisite majorities and, accordingly, the Scheme was approved.

At the Court Meeting, a majority in number of the Scheme Shareholders present and voting (and entitled to vote) in person or by proxy, representing not less than 75 per cent. in value of the Scheme Shares voted by those Scheme Shareholders, approved the Scheme.

At the General Meeting, the requisite majority of H&T Shareholders present and voting (and entitled to vote) in person or by proxy voted to pass the Resolution in connection with the implementation of the Scheme.

At the Scheme Voting Record Time, there were 43,987,934 H&T Shares in issue and the total voting rights in the Company were 43,987,934.

The detailed voting results in relation to the Court Meeting and the General Meeting are set out below.

* The financial terms of the Acquisition are final* and will not be increased or improved, except that Bidco reserves the right to increase the amount of the Cash Consideration (i) if there is an announcement on or after the date of this announcement of a possible offer or a firm intention to make an offer for H&T by a third party or (ii) with the consent of the Panel (which will be granted only in wholly exceptional circumstances).

Number of Scheme Shareholders voting and votes cast at the Court Meeting

The table below sets out the results of the poll conducted at the Court Meeting held on 2 July 2025 at 10.00 a.m. Each Scheme Shareholder present in person or by proxy was entitled to one vote per Scheme Share held at the Scheme Voting Record Time.

Results of Court Meeting	FOR	AGAINST	TOTAL
Number of Scheme Shareholders who voted (1)	46	9	51
Percentage of Scheme Shareholders who voted (1)(2)	83.64%	16.36%	100.00%
Number of Scheme Shares voted	21,167,899	150,862	21,318,761
Percentage of Scheme Shares voted (2)	99.29%	0.71%	100.00%
Number of Scheme Shares voted as a percentage of the Scheme Shares eligible to be voted at the Court Meeting(2)	48.12%	0.34%	48.46%

(1) Where a Scheme Shareholder has cast some of their votes "for" and some of their votes "against" the resolution, such Scheme Shareholder has been counted as having voted both "for" and "against" the resolution for the purposes of determining the number and percentage of Scheme Shareholders who voted as set out in this row.

(2) Rounded to two decimal places.

Number of H&T Shareholders voting and votes cast at the General Meeting

The table below sets out the results of the poll conducted at the General Meeting held on 2 July 2025 at 10.15 a.m. Each H&T Shareholder present in person or by proxy was entitled to one vote per H&T Share held at the Scheme Voting Record Time.

	FOR(1)		AGAINST		TOTAL	WITHHELD(2)	Percentage of H&T Shares voted as a percentage of the total number of H&T Shares in issue(3)
	Number of votes	Percentage of votes (3)	Number of votes	Percentage of votes (3)	Number of votes	Number of votes
Resolution	23,279,636	99.50%	117,906	0.50%	23,397,542	10,251	53.19%

(1) Any proxy appointments which gave discretion to the Chairman have been included in the vote 'For' total.

(2) A vote withheld is not a vote in law and is not counted in the calculation of "for", "against" or “total” for the Resolution.

(3) Rounded to two decimal places.

Next steps and timetable

The outcome of the Court Meeting and the General Meeting means that Conditions 2.1 and 2.2 (as set out in Part A of Part III (Conditions to and Further Terms to the Scheme) of the Scheme Document) have been satisfied.

The Scheme remains subject to sanction by the Court at the Court Sanction Hearing and the satisfaction (or, where applicable, the waiver) of the other Conditions to the Scheme (as set out in Part A of Part III (Conditions to and Further Terms to the Scheme) of the Scheme Document), in particular, the FCA Change in Control Condition.

Subject to the Scheme receiving the sanction of the Court, the filing of the Court Order with the Registrar of Companies and the satisfaction or, where applicable, the waiver of the other Conditions, the Scheme is expected to become Effective in the second half of 2025.

The expected timetable of principal events for the implementation of the Scheme remains as set out on pages 13 and 14 of the Scheme Document. If any of the key dates and/or times set out in the timetable change, H&T will give notice of this change by issuing an announcement through an RNS and by making such announcement available on its website at https://handt.co.uk/pages/investor-relations.

Enquiries:

FirstCash and Bidco Rick L. Wessel (CEO & Vice-Chairman of the Board) / T. Brent Stuart (President & COO) / R. Douglas Orr (Executive Vice President & CFO	+1 (0)817 886 6998 investorrelations@firstcash.com
Jefferies (Sole Financial Adviser to FirstCash and Bidco) Andrea Lee / Paul Bundred / Carolyn Connor / James Umbers	+44 (0)20 7029 8000
H&T Chris Gillespie (CEO) / Diane Giddy (CFO	+44 (0)20 8225 2700
Canaccord Genuity (Lead Financial Adviser, Joint Corporate Broker and Joint Rule 3 Adviser to H&T) Stuart Andrews / George Grainger (Corporate Broking) Sunil Duggal / Bill Gardiner (Investment Banking	+44 (0)20 7523 8000
Shore Capital (Joint Financial Adviser, Nominated Adviser, Joint Corporate Broker and Joint Rule 3 Adviser to H&T) Guy Wiehahn (Corporate Broking) Stephane Auton / Sophie Collins (Corporate Advisory)	+44 (0)20 7408 4090
Alma Strategic Communications (PR Adviser to H&T) Sam Modlin / Andy Bryant / Rebecca Sanders-Hewett / Will Meriso	+44 (0)20 3405 0205 handt@almastrategic.com

Alston & Bird LLP and Macfarlanes LLP are, respectively, acting as US and English law legal advisers to FirstCash and Bidco in connection with the Acquisition. Gowling WLG (UK) LLP is acting as legal adviser to H&T in connection with the Acquisition.

Further information

This announcement is for information purposes and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities of H&T in any jurisdiction in contravention of applicable law. The Acquisition will be made solely by means of the Scheme Document (or, if the Acquisition is implemented by way of a Takeover Offer, the Offer Document), which will contain the full terms and conditions of the Acquisition, including details of how to vote in respect of the Scheme. Any vote in respect of the Scheme or other response in relation to the Acquisition should be made only on the basis of the information contained in the Scheme Document (or, if the Acquisition is implemented by way of a Takeover Offer, the Offer Document). H&T and Bidco urge H&T Shareholders to read the Scheme Document, because it contains important information relating to the Acquisition.

This announcement is an advertisement and does not constitute a prospectus or prospectus equivalent document.

Please be aware that addresses, electronic addresses and certain other information provided by H&T Shareholders, persons with information rights and other relevant persons for the receipt of communications from H&T may be provided to Bidco during the offer period as required under Section 4 of Appendix 4 to the Code to comply with Rule 2.11(c) of the Code.

Jefferies, which is authorised and regulated by the FCA in the United Kingdom, is acting exclusively for FirstCash and Bidco and no one else in connection with the Acquisition and will not regard any other person as its client in relation to the matters in this announcement and will not be responsible to anyone other than FirstCash and Bidco for providing the protections afforded to clients of Jefferies, nor for providing advice in relation to any matter referred to in this announcement. Neither Jefferies nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Jefferies in connection with this announcement, any statement contained herein or otherwise.

Canaccord Genuity, which is authorised and regulated by the FCA in the United Kingdom, is acting as lead financial adviser, joint corporate broker and joint Rule 3 adviser to H&T and no one else in connection with the Acquisition and will not be responsible to anyone other than H&T for providing the protections afforded to clients of Canaccord Genuity, nor for providing advice in connection with the matters referred to in this announcement. Neither Canaccord Genuity nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Canaccord Genuity in connection with this announcement, any statement contained herein, any offer or otherwise.

Shore Capital & Corporate Limited and Shore Capital Stockbrokers Limited (either individually or collectively, “Shore Capital”), which are authorised and regulated by the FCA in the United Kingdom, are acting as acting as joint financial adviser, nominated adviser, joint corporate broker and joint Rule 3 adviser to H&T and no one else in connection with the Acquisition and will not regard any other person as its client in relation to the Acquisition and will not be responsible to anyone other than H&T for providing the protections afforded to clients of Shore Capital, nor for providing advice in relation to any matter referred to in this announcement. Neither Shore Capital nor any of their affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Shore Capital in connection with the matters referred to in this announcement, any statement contained herein or otherwise.

Overseas jurisdictions

The release, publication or distribution of this announcement in or into jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the law of any jurisdiction other than the United Kingdom should inform themselves about, and observe, any applicable legal or regulatory requirements. In particular, the ability of persons who are not resident in the United Kingdom to vote their H&T Shares with respect to the Scheme at the Court Meeting, or to appoint another person as proxy to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person. This announcement has been prepared for the purposes of complying with English law, the AIM Rules and the Code and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside of England.

Copies of this announcement and formal documentation relating to the Acquisition will not be, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in, into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of the Acquisition. If the Acquisition is implemented by way of a Takeover Offer (unless otherwise permitted by applicable law or regulation), the Takeover Offer may not be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including, without limitation, facsimile, email or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Takeover Offer will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

The availability of the Acquisition to H&T Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom should inform themselves of, and observe, any applicable requirements.
Further details in relation to Overseas Shareholders will be contained in the Scheme Document.

The Acquisition shall be subject to the applicable requirements of the Code, the Panel, the London Stock Exchange, the FCA and the AIM Rules.

Additional information for US investors

The Acquisition is being made to acquire the shares of an English company by means of a scheme of arrangement provided for under English law. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the US Exchange Act. Accordingly, the Scheme will be subject to disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which are different from the disclosure requirements of the US tender offer and proxy solicitation rules. The financial information included in this announcement and the Scheme documentation has been or will have been prepared in accordance with accounting standards applicable in the United Kingdom and thus may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the US. If Bidco exercises its right to implement the Acquisition by way of a Takeover Offer, such offer will be made in compliance with applicable US laws and regulations.

The receipt of cash pursuant to the Acquisition by a US holder as consideration for the transfer of its H&T Shares pursuant to the Scheme will likely be a taxable transaction for United States federal income tax purposes and under applicable United States state and local, as well as foreign and other, tax laws. Each H&T Shareholder is urged to consult their independent professional adviser immediately regarding the tax consequences of the Acquisition applicable to them.

In accordance with normal United Kingdom practice and pursuant to Rule 14e-5(b) of the US Exchange Act (to the extent applicable), Bidco, its nominees or its brokers (acting as agents) may from time to time make certain purchases of, or arrangements to purchase, H&T Shares outside of the US, other than pursuant to the Acquisition, until the date on which the Acquisition becomes Effective, lapses or is otherwise withdrawn. If such purchases or arrangements to purchase were to be made, they would be made outside of the US and would be in accordance with applicable law, including the US Exchange Act and the Code. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the United Kingdom, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com.

Forward-looking statements

This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Acquisition, and other information published by FirstCash, Bidco and H&T contain statements which are, or may be deemed to be, “forward-looking statements”. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of the management of FirstCash, Bidco and H&T about future events, and are, therefore, subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. The forward-looking statements contained in this announcement include statements relating to the expected effects of the Acquisition on FirstCash, Bidco and H&T, the expected timing and scope of the Acquisition, the expected benefits of the Acquisition to FirstCash, Bidco and H&T and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects” or “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “goal”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although FirstCash, Bidco and H&T believe that the expectations reflected in such forward-looking statements are reasonable, FirstCash, Bidco and H&T can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Among the factors that could cause actual results to differ materially from those described in the forward-looking statements are the ability to satisfy the Conditions, including approval of the Acquisition by H&T Shareholders and receipt of required regulatory approvals, the ability to realise the anticipated benefits from the Acquisition, changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or dispositions, and any epidemic, pandemic or disease outbreak. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should, therefore, be construed in the light of such factors. Neither FirstCash, Bidco nor H&T, nor any of their respective associates or directors, members, managers, partners, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement will actually occur. You are cautioned not to place any reliance on these forward-looking statements. The forward-looking statements speak only at the date of this announcement. All subsequent oral or written forward-looking statements attributable to FirstCash, Bidco or any member of the Wider Bidco Group or the H&T Group, or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above. Other than in accordance with their legal or regulatory obligations, neither FirstCash, Bidco nor H&T is under any obligation, and FirstCash, Bidco and H&T expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Dealing disclosure requirements

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of: (i) the offeree company; and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of: (i) the offeree company; and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Publication on website

A copy of this announcement and the documents required to be published by Rule 26 of the Code will be made available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on FirstCash’s website at https://investors.firstcash.com/ and on H&T’s website at https://handt.co.uk/pages/investor-relations by no later than 12 noon (London time) on the Business Day following publication of this announcement. For the avoidance of doubt, the contents of any websites referred to in this announcement are not incorporated into and do not form part of this announcement.

H&T Shareholders, persons with information rights and participants in the H&T Share Scheme

In accordance with Rule 30.3 of the Code, H&T Shareholders, persons with information rights and participants in the H&T Share Scheme may request a hard copy of this announcement (and any document or information incorporated into it by reference to another source) by contacting H&T’s registrars, Equiniti, by writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA, United Kingdom or by calling them during business hours on +44 (0)371 384 2030. Lines are open from 8.30 a.m. to 5.30 p.m. (London time) Monday to Friday (except English and Welsh public holidays). Calls are charged at the standard geographical rate and will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate. For persons who receive a copy of this announcement in electronic form or via a website notification, a hard copy of this announcement (and any document or information incorporated by reference into this announcement) will not be sent unless so requested. In accordance with Rule 30.3 of the Code, such persons may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be sent in hard copy form.